UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: November 9, 2010

Date of Report: November 9, 2010

J.B. POINDEXTER & CO., INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123598	76-0312814
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

600 Travis, Suite 200, Houston, Texas 77002

(Address of principal executive office) (Zip Code)

Registrant’s telephone number, including area code:  (713) 655-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 9, 2010, the Registrant announced unaudited and preliminary results of operations for the three and nine months ended September 30, 2010.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K, including the exhibit, is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1932, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibit.

(d)                                 Exhibits

The following Exhibit is filed herewith:

99.1                        J.B. Poindexter & Co., Inc., Announces 2010 Unaudited Third Quarter Earnings and Conference Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

J.B. POINDEXTER & CO., INC.

Date: November 9, 2010	By:	/s/ Michael O’Connor
Michael O’Connor Chief Financial Officer